Additional Qs&As
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22.    Will the SoGen                No.  Only the SoGen Money Fund is
   International, Gold and Overseas  being merged with a Colonial Fund,
   Funds be merged or in any way     i.e. the Colonial Money Market
   combined with other Colonial      Fund.
   Funds?
                                     The SoGen International, Gold and
                                     Overseas Funds will remain distinct
                                     from other Colonial Funds and their
                                     investment objectives will not
                                     change.  The fact that they are
                                     part of a Colonial Trust does not
                                     mean that they will be merged with
                                     existing Colonial Funds.

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23.  Why Are there two Interim       The SoGen International Fund and
Investment Advisory Contracts?       the SoGen Overseas and Gold Funds
(Exhibit F)                          have different advisory fees, as
                                     noted in section 4  (Compensation
                                     of the Advisor) of the contracts.
                                     The contract for the SoGen
                                     International Fund was drawn up in
                                     1978, while the contract for the
                                     SoGen Overseas and Gold Funds was
                                     drawn up in 1993.  Each contract
                                     contains slightly different legal
                                     phrasing.  Therefore we are
                                     required to prepare two `interim'
                                     contracts.

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24.  Can I exchange into other       You will be able to exchange into
funds offered by Colonial?           the funds offered by Colonial,
                                     Stein Roe Advisor, Newport and
                                     Crabbe Huson fund families which
                                     are distributed by Liberty Funds
                                     Distributor, Inc.

                                     There is no exchange provision into
                                     the Stein Roe No-Load series of
                                     funds.

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25.   Why do I need to call Liberty  The personnel at the Liberty
to get more information on their     Service Center are more informed on
Funds and their class of shares?     the nature and policies of their
                                     funds and are far better equipped
                                     to answer all of your questions.

                                     Information regarding Colonial and
                                     other related matters will be sent
                                     to shareholders once the
                                     reorganization has been approved.


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26.   Why can't SoGen tell me if     It is simply too expensive and
there is a state and local tax       lengthy a task to investigate every
implication to this reorganization?  state and local tax regulation and issue an opinion on each one.  You
                                     should consul your tax adviser
                                     regarding state and local tax
                                     issues.  Legal counsel has
                                     expressed the opinion that this is
                                     a Federally tax-free
                                     reorganization, and while it does
                                     not know of any consequence, it has
                                     not made any investigation on the
                                     state or local level.

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27.   Why should I vote for this     While we cannot advise you on how
reorganization?                      you should vote, you may wish to
                                     consider the following:

                                     -     The Investment Advisor is
                                        under agreement to be purchased
                                        by Liberty Financial and the
                                        best way to retain the services
                                        of the Advisor is to approve the
                                        reorganization.

                                     -     The Board of Directors has
                                        voted in favor of this
                                        proposal.  The additional
                                        research capability of the
                                        Liberty organization could
                                        enhance the research material
                                        available to the Funds.

                                     -     This reorganization provides
                                        shareholders a wider range of
                                        investment options than are
                                        currently available within the
                                        SoGen Family such as additional
                                        classes of shares and the
                                        ability to exchange into other
                                        funds made available by Liberty.

                                     -     The wider distribution
                                        network of Liberty Financial may
                                        provide increased investment in
                                        the Funds and help grow assets.

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28.  Why is the Investment Adviser   The background to answer that
being sold?                          question is as follows:

                                     Societe Generale is one of the
                                     largest banks in France and has an
                                     asset management subsidiary titled
                                     Societe Generale Asset Management,
                                     S.A.  This asset management
                                     division is, in turn, a majority
                                     shareholder of SGAM Corp., which is
                                     the investment advisor to the SoGen
                                     Funds.

                                     Societe Generale Asset Management,
                                     S.A. has determined that it no
                                     longer wishes to maintain a
                                     presence in the retail mutual fund
                                     business in the US.  As such, it
                                     has entered into an agreement with
                                     Liberty to purchase SGAM Corp.
                                     That is why the Investment Adviser
                                     is being sold.

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29. Why are the Sales Load being     The simple answer is that the
increased and will the 12B-1 fees    increase in the Sales Load is
go to 0.35%?                         designed to bring the reorganized
                                     funds into line with the other
                                     funds in the Colonial family.

                                     The current 12B-1 fee of 0.25% will
                                     be maintained for two years and
                                     while the  majority of Colonial
                                     Funds maintain the ability to
                                     increase the 12B-1 fee to 0.35%,
                                     they have not done so and the fee
                                     remains at 0.25%.

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30.   Does the conversion from a     The risk of Fund shareholders being
Maryland Corp. to a Massachusetts    personally liable as partners for
Business Trust expose shareholders   the obligations of the trust is
to personal liability?               extremely small.  Today, hundreds
                                     of other mutual funds are organized
                                     as a Massachusetts Business Trust
                                     and there has never been a case
                                     where the courts have found Fund
                                     shareholders liable under any
                                     circumstances.  The Colonial Trust
                                     contains a charter that requires
                                     the trust to maintain insurance
                                     policies, fidelity bonds and
                                     indemnification clauses that
                                     further protect shareholders
                                     against liability of the Fund.

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